EXHIBIT 99.3


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement Nos. 333-130651, 333-125426, 333-66594, 333-75762, 333-76938, and 333-109446 on Forms
S-8 of our report dated March 3, 2006 (November 10, 2006 as to Note 4 and Note
26) relating to the financial statements of Bunge Limited and Subsidiaries and our report dated March 3, 2006 on management's report on the effectiveness of internal control over financial reporting, appearing in this Current Report on Form 8-K of Bunge Limited.

/s/  DELOITTE & TOUCHE LLP

New York, NY
November 10, 2006